---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                Patriot Premium
                                Dividend Fund II



                                OCTOBER 31, 2000



                              [LOGO] John Hancock
                                     JOHN HANCOCK FUNDS

                   --------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                           State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                             Bankers Trust Company
                                4 Albany Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: PDT
                           For shareholder assistance
                                refer to page 15
                --------------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks - technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

Bonds and other fixed-income type securities also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund II

             Rebound in utility stocks lights up Fund's performance
             ------------------------------------------------------

Utility common stocks - which made up 39% of the Fund's net assets at the end of the Fund's fiscal year - have come on very strong so far in 2000, particularly during the third quarter. Part of their good fortune stemmed from the fact that utilities are among a few stock-market sectors that pay handsome dividends. They now pay yields that are quite high from a historical perspective. They also began to shed their traditional reputation as being supersensitive to interest-rate changes. In fact, most utilities derive a growing portion of their earnings from unregulated businesses such as cellular, cable and others and no longer need to borrow large amounts to fund the building of new generating capacity. Many investors began to embrace the notion that deregulation is unlocking value for many utilities. Furthermore, weary investors were seeking safer haven from the volatility that marked many other industry groups, particularly the tech sector. And, many utility stocks were viewed favorably as bargains after years of underperforming the stock market overall. Finally, third quarter 2000 earnings - most of which were announced in October - proved much better than expected, thanks to cost-cutting and merger savings, stock buybacks and higher usage of electricity and natural gas.

Preferred-stock rebound more moderate

Preferred stocks - the Fund's other focus - steadily improved during the year, although their performance paled in comparison to that of the utility common-stock sector. From the beginning through the middle portion of the period, preferreds were under pressure as worries about

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo bottom right side of John Hancock Patriot Premium Dividend Fund II. Caption below reads "Fund management team members (l-r): Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks - the Fund's other focus - steadily improved during the year..."

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


"Not surprisingly, our best performers during the period were utility common stocks."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Oil & Gas 4%, Short-Term Investments & Other 5%, Financials 20%, Utility Preferred Stock 32% and Utility Common Stock 39%. A note below the chart reads "As a percentage of net assets on October 31, 2000."]
--------------------------------------------------------------------------------

inflation and a string of interest-rate hikes muted returns. Because of their high, mostly fixed, dividends, preferred stocks tend to be quite sensitive to interest-rate movements. Throughout the summer and early fall, however, slower economic growth and reduced concerns about higher interest rates provided a more favorable investment backdrop. The preferred market was further boosted by more favorable supply and demand conditions. On the supply side, the number of preferred stocks issued was limited in response to higher interest rates and financing costs. Preferreds also got a lift from somewhat better demand, as investors opportunistically looked to them for their bargain prices and high yields. Within the preferred market, preferred stocks eligible for the dividends-received deduction (DRD) - which offer distinct advantages to corporate investors - lagged their non-DRD-

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is KeySpan followed by an up arrow with the phrase "Planned merger generates excitement." The second listing is Dominion Resources followed by an up arrow with phrase "Rise in gas prices boosts earnings." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments,' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

eligible counterparts, which benefited from growing demand from investors looking for cheaper alternatives to corporate bonds.

Performance review

Thanks to the recent strong performance of utility stocks, the Fund returned 9.82% at net asset value for the year ended October 31, 2000. By comparison, the average income and preferred stock closed-end fund returned 3.76%, according to Lipper, Inc. The Dow Jones Utility Average returned 33.34%.

         Not surprisingly, our best performers during the period were utility common stocks. Electric utility company LG&E Energy got a significant boost when it was announced that the company would be acquired by U.K.-based PowerGen. We also enjoyed good gains from our holdings in two Florida utility companies - TECO Energy and Florida Progress - which were boosted in part by that state's above-average growth in electric usage and a hospitable regulatory environment. Dominion Resources was another good performer, thanks to its successful merger with Consolidated Natural Gas and a surge in natural gas prices. Merger activity and rising gas prices also boosted KeySpan, which plans to combine with Eastern Enterprises. It is also one of the largest gas distribution utilities in the United States. Furthermore, the company enjoyed improved profitability.

         We were also rewarded for avoiding electric utilities in California, which performed poorly due to an extremely difficult regulatory environment. On the flip side, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 40% at the top. The first bar represents the 9.82% total return for John Hancock Patriot Premium Dividend Fund II. The second bar represents the 3.76% total return for Average income and preferred stock closed-end fund. The third bar represents the 33.34% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

business. The company's credit rating was downgraded in response.

         The rise of natural gas prices also helped bolster the financial results and stock prices of our preferred holdings involved in the exploration and production of oil and gas. Anadarko Petroleum and Devon Energy both rode that wave and each ended the period with strong cash flow, an improved outlook for earnings and the potential to get better credit ratings.

Outlook

We believe that the Federal Reserve is near, if not at, the end of its tightening activities. That viewpoint is based on the fact that we're beginning to see growing evidence that the economy is slowing. To the extent that investors recognize the value that preferred stocks now offer, preferreds will continue to benefit.

         As for utility common stocks, we're optimistic, believing that they have even more room to run higher. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband and fiber optics. We believe that investors may continue to find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.


--------------------------------------------------------------------------------
This commentary reflects the views of portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"We believe that the Federal Reserve is near, if not at, the end of its tightening activities."

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II


The Statement of Assets and Liabilities is the Fund's balance sheet on October 31, 2000. You'll also find the net asset value per share, for each Common Share, as of that date.


Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $177,566,260) .......................  $171,426,807
  Common stocks (cost - $92,152,089) ...........................   111,277,620
  Short-term investments (cost - $1,663,000) ...................     1,663,000
                                                                --------------
                                                                   284,367,427
 Cash ..........................................................           980
 Dividends receivable ..........................................     1,147,947
 Other assets ..................................................        53,288
                                                                --------------
                             Total Assets ......................   285,569,642
                             -------------------------------------------------
Liabilities:
 DARTS dividend payable ........................................       592,374
 Common shares dividend payable ................................       975,177
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................       223,902
 Accounts payable and accrued expenses .........................       135,868
                                                                --------------
                             Total Liabilities .................     1,927,321
                             -------------------------------------------------
Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series A (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A ...............................    50,000,000
                                                                --------------
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series B (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A ...............................    50,000,000
                                                                --------------
 Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 15,002,724 shares
  issued and outstanding .......................................   168,349,024
 Accumulated net realized gain on investments ..................       790,852
 Net unrealized appreciation of investments ....................    12,986,078
 Undistributed net investment income ...........................     1,516,367
                                                                --------------
                             Net Assets applicable to
                             Common Shares ($12.24 per
                             share based on 15,002,724
                             shares outstanding) ...............   183,642,321
                             -------------------------------------------------
                             Net Assets ........................  $283,642,321
                             =================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income:
 Dividends .....................................................   $18,952,357
 Interest ......................................................       134,993
                                                                --------------
 ...............................................................    19,087,350
                                                                --------------
 Expenses:
  Investment management fee - Note B ...........................     2,323,834
  Accounting and legal service fee - Note B ....................       273,894
  DARTS and auction fees .......................................       267,292
  Federal excise tax ...........................................        70,074
  Custodian fee ................................................        68,835
  Auditing fee .................................................        56,950
  Miscellaneous ................................................        49,426
  Printing and postage .........................................        47,568
  Transfer agent fee ...........................................        38,510
  Trustees' fees ...............................................        13,223
  Legal fees ...................................................         2,567
                                                                --------------
                             Total Expenses ....................     3,212,173
                             -------------------------------------------------
                             Net Investment Income .............    15,875,177
                             -------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .........................       792,931
 Change in net unrealized appreciation (depreciation)
  of investments ...............................................     1,883,344
                                                                --------------
                             Net Realized and Unrealized
                             Gain on Investments ...............     2,676,275
                             -------------------------------------------------
                             Net Increase in Net Assets
                             Resulting from Operations .........    18,551,452
                             =================================================
                             Distribution to DARTS
                             Shareholders ......................    (4,586,610)
                             -------------------------------------------------
                             Net Increase in Net Assets
                             Applicable to Common
                             Shareholders Resulting from
                             Operations Less DARTS
                             Distributions .....................    $13,964,842
                             ==================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   YEAR ENDED OCTOBER 31,
                                                                                        --------------------------------------------
                                                                                               1999                     2000
                                                                                        -------------------      -------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..............................................................       $15,998,079              $15,875,177
 Net realized gain on investments sold ..............................................         1,426,057                  792,931
 Change in net unrealized appreciation (depreciation) of investments ................       (17,924,063)               1,883,344
                                                                                        ---------------          ---------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...................          (499,927)              18,551,452
                                                                                        ---------------          ---------------
Distributions to Shareholders:
 DARTS Series A - ($3,912 and $4,599 per share, respectively) - Note A ..............        (1,956,188)              (2,299,317)
 DARTS Series B - ($3,937 and $4,575 per share, respectively) - Note A ..............        (1,968,729)              (2,287,293)
 Common Shares - Note A:
  Dividends from accumulated net investment income ($0.84 and $0.81 per
   share, respectively) .............................................................       (12,655,871)             (11,701,378)
  Distributions in excess of accumulated net investment income ($0.01 and
   none per share, respectively) ....................................................           (95,696)                   -
                                                                                        ---------------          ---------------
   Total Distributions to Shareholders ..............................................       (16,676,484)             (16,287,988)
                                                                                        ---------------          ---------------
Net Assets:
 Beginning of period ................................................................       298,555,268              281,378,857
                                                                                        ---------------          ---------------
 End of period (including undistributed net investment income of $427,397
  and $1,516,367, respectively) .....................................................      $281,378,857             $283,642,321
                                                                                        ===============          ===============

Analysis of Common Shareholder Transactions:

                                                                                            YEAR ENDED OCTOBER 31,
                                                                     ---------------------------------------------------------------
                                                                                  1999                            2000
                                                                     -------------------------------   -----------------------------
                                                                         SHARES           AMOUNT           SHARES        AMOUNT
                                                                     -------------     -------------   ------------   --------------

 Shares outstanding, beginning of period ...........................   15,002,724       $168,433,934    15,002,724     $168,421,653
 Reclassification of capital account - Note D ......................        -                (12,281)        -              (72,629)
                                                                     ------------     --------------  -------------   --------------
 Shares outstanding, end of period .................................   15,002,724       $168,421,653    15,002,724     $168,349,024
                                                                     ============     ==============  =============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II

Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------------
                                                                    1996          1997          1998           1999         2000
                                                              --------------   ----------   -----------    -----------  ------------

Per Share Operating Performance
Net Asset Value, Beginning of Period .........................     $11.88         $11.76        $12.34         $13.23       $12.09
                                                                 --------       --------      --------       --------     --------
Net Investment Income(1) .....................................       1.19           1.16          1.09           1.07         1.06
Net Realized and Unrealized Gain (Loss) on Investments .......      (0.06)          0.75          0.97          (1.10)        0.21
                                                                 --------       --------      --------       --------     --------
 Total from Investment Operations ............................       1.13           1.91          2.06          (0.03)        1.27
                                                                 --------       --------      --------       --------     --------
Less Distributions:
Dividends to DARTS Shareholders ..............................      (0.28)         (0.27)        (0.27)         (0.26)       (0.31)
Dividends to Common Shareholders from Net Investment Income ..      (0.97)         (1.06)        (0.90)         (0.84)       (0.81)
Distributions in Excess of Net Investment Income .............         -              -             -           (0.01)          -
                                                                 --------       --------      --------       --------     --------
 Total Distributions .........................................      (1.25)         (1.33)        (1.17)         (1.11)       (1.12)
                                                                 --------       --------      --------       --------     --------
Net Asset Value, End of Period ...............................     $11.76         $12.34        $13.23         $12.09       $12.24
                                                                 ========       ========      ========       ========     ========
Per Share Market Value, End of Period ........................    $10.875        $11.500       $12.125         $9.750      $10.125
Total Investment Return, at Market Value .....................      9.86%         16.12%        13.51%        (13.16%)      12.56%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of
 Period (000s omitted) .......................................   $176,504       $185,127      $198,555       $181,379     $183,642
Ratio of Expenses to Average Net Assets(2) ...................      1.98%          1.89%         1.72%          1.74%        1.85%
Ratio of Net Investment Income to Average Net Assets(3) ......     10.15%          9.71%         8.24%          8.29%        9.13%
Portfolio Turnover Rate ......................................        35%            41%           27%            26%          18%

Senior Securities
Total DARTS Series A Outstanding (000s omitted) ..............    $50,000        $50,000       $50,000        $50,000      $50,000
Total DARTS Series B Outstanding (000s omitted) ..............    $50,000        $50,000       $50,000        $50,000      $50,000
Asset Coverage per Unit(4) ...................................   $272,651       $284,939      $302,763       $286,177     $283,629
Involuntary Liquidation Preference DARTS A per Unit(5) .......   $100,000       $100,000      $100,000       $100,000     $100,000
Involuntary Liquidation Preference DARTS B per Unit(5) .......   $100,000       $100,000      $100,000       $100,000     $100,000
Approximate Market Value per Unit(5) .........................   $100,000       $100,000      $100,000       $100,000     $100,000


(1) Based on the average of the shares outstanding at the end of each month.
(2) Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.21%, 1.14%, 1.14% and 1.17%, respectively.
(3) Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.47%, 6.24%, 5.48%, 5.46%
    and 5.80%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (excluding the DARTS)
    from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
(5) Plus accumulated and unpaid dividends.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II


Schedule of Investments
October 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on October 31, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -----

PREFERRED STOCKS
Agricultural Operations (1.28%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R) .................................        45,000          $3,633,750
                                                                     ----------
Automobile / Trucks (1.90%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ..................       208,800           5,402,700
                                                                     ----------
Banks - United States (5.73%)
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) .................................         1,060           1,123,600
 Chase Manhattan Corp., 10.84%, Ser C .......       137,376           3,691,980
 FleetBoston Financial Corp., 6.75%,
  Depositary Shares, Ser IV .................        97,000           4,947,000
 HSBC USA, Inc., $2.8575 ....................        35,000           1,443,750
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H ..................       100,000           5,050,000
                                                                     ----------
                                                                     16,256,330
                                                                     ----------
Broker Services (7.31%)
 Bear Stearns Cos., Inc., 5.72%, Ser F ......        92,800           3,723,600
 Bear Stearns Cos., Inc., 6.15%, Ser E ......        38,000           1,586,500
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ..................       104,000           4,147,000
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C .....................................        71,000           2,875,500
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ..................       132,300           3,844,969
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .........................        91,000           4,561,375
                                                                     ----------
                                                                     20,738,944
                                                                     ----------

                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         ------

Diversified Operations (0.38%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ..........................        42,000          $1,076,250
                                                                     ----------
Finance (6.56%)
 Citigroup, Inc., 6.213%, Ser G .............        96,000           4,296,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ..................        64,500           2,894,437
 Citigroup, Inc., 6.365%,
  Depositary Shares, Ser F ..................        28,500           1,275,375
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ..................       160,000           4,090,000
 SI Financing Trust I, 9.50%, Gtd Pfd
  Sec & Purchase Contract ...................        50,100           1,261,894
 USA Education, Inc., 6.97%, Ser A ..........       100,000           4,775,000
                                                                     ----------
                                                                     18,592,706
                                                                     ----------
Leasing Companies (0.77%)
 AMERCO, 8.50%, Ser A .......................        90,600           2,174,400
                                                                     ----------
Oil & Gas (4.44%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .........................        37,348           3,015,851
 Apache Corp., 5.68%,
  Depositary Shares, Ser B ..................        32,500           2,721,875
 Devon Energy Corp., 6.49%, Ser A ...........        50,000           4,712,500
 Lasmo America Ltd., 8.15% (R) ..............        20,000           2,140,000
                                                                     ----------
                                                                     12,590,226
                                                                     ----------
Utilities (32.07%)
 Alabama Power Co., 5.20% ...................       266,900           5,104,462
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 ..................................        10,000             975,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ..................................        30,000           3,030,000
 Boston Edison Co., 4.78% ...................        54,498           3,773,987
 Coastal Finance I, 8.375% ..................       140,000           3,307,500
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .....................................       181,100           9,100,275
 Florida Power & Light Co., 6.75%, Ser U ....        33,000           3,250,500
 FPC Capital I, 7.10%, Ser A ................       186,465           3,939,073
 Hawaiian Electric Industries Capital Trust I,
  8.36% .....................................        52,000           1,241,500
 Idaho Power Co., 7.07% .....................        14,000           1,428,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

             John Hancock Funds - Patriot Premium Dividend Fund II

                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -------

Utilities (continued)
 Indianapolis Power & Light Co., 5.65%........      11,150             $894,787
 Massachusetts Electric Co., 6.99% ...........      16,500            1,652,063
 MCN Michigan, L.P., 9.375%, Ser A ...........      50,000            1,243,750
 Monongahela Power Co., 7.73%, Ser L .........      45,500            4,743,375
 Montana Power Co., $6.875 ...................      50,000            4,937,500
 PSI Energy, Inc., 6.875% ....................      45,430            4,520,285
 Public Service Electric & Gas Co., 6.92% ....      45,500            4,470,375
 Puget Sound Energy, Inc., 7.45%, Ser II .....     155,711            3,970,630
 Sierra Pacific Power Capital I, 8.60% .......      32,000              766,000
 Sierra Pacific Power Co., 7.80%, Ser 1
  (Class A) ..................................     155,986            3,997,141
 South Carolina Electric & Gas Co.,
  6.52% ......................................      50,000            4,775,000
 TDS Capital Trust I, 8.50% ..................     157,415            3,699,253
 TDS Capital Trust II, 8.04% .................     112,700            2,569,560
 TXU Electric Co., $1.875,
  Depositary Shares, Ser A ...................     122,380            3,074,797
 TXU Electric Co., $7.98 .....................      34,500            3,613,875
 UtiliCorp Capital, L.P., 8.875%, Ser A ......      95,500            2,327,813
 Virginia Electric & Power Co., $6.98 ........      35,000            3,535,000
 Virginia Electric & Power Co., $7.05 ........      10,000            1,020,000
                                                                     ----------
                                                                     90,961,501
                                                                     ----------

                        TOTAL PREFERRED STOCKS
                           (Cost $177,566,260)     (60.44%)         171,426,807
                                                 ---------         ------------
COMMON STOCKS
Utilities (39.23%)
 Alliant Energy Corp. ........................     199,900            6,059,469
 Ameren Corp. ................................      62,000            2,464,500
 Avista Corp. ................................      18,785              421,488
 CH Energy Group, Inc. .......................     176,300            6,941,812
 Conectiv, Inc. (Class A) ....................      20,100              179,644
 Consolidated Edison, Inc. ...................      42,000            1,477,875
 Dominion Resources, Inc. ....................      79,700            4,747,131
 DPL, Inc. ...................................     107,000            3,036,125
 DTE Energy Co. ..............................     177,500            6,412,187
 Duke Energy Corp. ...........................      37,500            3,241,406
 Eastern Enterprises .........................      43,400            2,793,875
 Energy East Corp. ...........................     141,000            2,846,438
 Florida Progress Corp. ......................     176,250            9,374,297
 Kansas City Power & Light Co. ...............     177,200            4,263,875
 KeySpan Corp. ...............................      95,000            3,342,813
 LG&E Energy Corp. ...........................     207,250            5,090,578
 Montana Power Co. ...........................     254,600            7,192,450
 NSTAR .......................................     125,000            4,835,938
 OGE Energy Corp. ............................     246,000            5,058,375


                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -------

Utilities (continued)
 Potomac Electric Power Co. ..................     221,500           $5,066,813
 Puget Sound Energy, Inc. ....................     145,400            3,571,387
 Reliant Energy, Inc. ........................      82,300            3,400,019
 Sierra Pacific Resources ....................     349,000            5,998,437
 TECO Energy, Inc. ...........................     175,750            4,899,031
 UtiliCorp United, Inc. ......................     122,500            3,253,906
 Western Resources, Inc. .....................     103,500            2,212,313
 WPS Resources Corp. .........................      37,400            1,203,813
 Xcel Energy, Inc. ...........................      74,000            1,891,625
                                                                     ----------
                           TOTAL COMMON STOCKS
                            (Cost $92,152,089)     (39.23%)         111,277,620
                                                  --------         ------------


                                   INTEREST        PAR VALUE
                                     RATE        (000s OMITTED)
                                  ----------     --------------
SHORT-TERM INVESTMENTS
Commercial Paper (0.59%)
 Chevron USA, Inc., 11-01-00...      6.50%          $1,663            1,663,000
                                                  --------          -----------
              TOTAL SHORT-TERM INVESTMENTS          (0.59%)           1,663,000
                                                  --------          -----------
                         TOTAL INVESTMENTS        (100.26%)         284,367,427
                                                  --------          -----------
         OTHER ASSETS AND LIABILITIES, NET          (0.26%)            (725,106)
                                                  --------          -----------
                          TOTAL NET ASSETS        (100.00%)        $283,642,321
                                                  ========         ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transaction exempt from registration. Rule 144A securities amounted to $6,897,350 or 2.43% of net assets as of October 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

             John Hancock Funds - Patriot Premium Dividend Fund II

NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 4.090% to 4.840% and 4.050% to 4.850%, respectively, during the period ended October 31, 2000. The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date.

         The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the year ended October 31, 2000, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services

=========================NOTES TO FINANCIAL STATEMENTS==========================

             John Hancock Funds - Patriot Premium Dividend Fund II


with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $49,236,985 and $48,200,388, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

         The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $271,401,093. Gross unrealized appreciation and depreciation of investments aggregated $24,579,923 and $11,613,589, respectively, resulting in net unrealized appreciation of $12,966,334.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $1,429,152, an increase in accumulated net investment income of $1,501,781 and a decrease in capital paid-in of $72,629. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of John Hancock Patriot Premium Dividend Fund II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the "Fund") as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999 and the financial highlights for each of the years in the four-year period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1996 were audited by other auditors whose report, dated December 6, 1996, expressed an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2000.

         All of the dividends paid for the fiscal year end are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends-received deduction available to corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the tax character of all distributions for calendar year 2000.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to revisit all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209, no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund II, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (Unaudited)

On March 16, 2000, the Annual Meeting of John Hancock Patriot Premium Dividend Fund II (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                                FOR              AUTHORITY
                                ---              ---------

Maureen R. Ford             13,414,058            167,991
Charles L. Ladner           13,412,308            169,740

         The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 740 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2000, with the votes tabulated as follows: 13,440,861 FOR, 53,338 AGAINST and 88,589 ABSTAINING.

================================================================================

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